Exhibit 8.1

List of Subsidiaries of Mitsui & Co., Ltd.

Registered Name	Jurisdiction of Incorporation
MITSUI ARGENTINA S.A.	ARGENTINA
GREEN TRIANGLE WOODCHIP EXPORT PTY. LTD.	AUSTRALIA
MITSUI & CO. (AUSTRALIA) LTD.	AUSTRALIA
MITSUI & CO. FINANCIAL SERVICES (AUSTRALIA)	AUSTRALIA
MITSUI COAL HOLDINGS PTY., LTD.	AUSTRALIA
MITSUI E&P AUSTRALIA PTY LIMITED	AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI PLANTATION DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI POWER INVESTMENT PTY LTD	AUSTRALIA
MITSUI-ITOCHU IRON PTY. LTD.	AUSTRALIA
MITTWELL ENERGY RESOURCES PTY., LTD.	AUSTRALIA
NOVUS NUTRITION PTY. LTD.	AUSTRALIA
SALT ASIA HOLDINGS PTY., LTD	AUSTRALIA
SHARK BAY SALT PYT LTD	AUSTRALIA
WANDOO PETROLEUM PTY LTD.	AUSTRALIA
MITSUI & CO. (MIDDLE EAST) B.S.C.(C)	BAHRAIN
MITSUI AGRI SCIENCE INTERNATIONAL SA NV	BELGIUM
MITSUI AND CO. BENELUX S.A./N.V.	BELGIUM
BAY MARITIME LIMITED	BERMUDA
LPG TRANSPORT SERVICE LTD.	BERMUDA
BAHIA PARTICIPACOES LTDA.	BRAZIL
FERTILIZANTES MITSUI S.A. INDUSTRIA E COMERCIO	BRAZIL
MBK-FURUKAWA SISTEMAS S.A.	BRAZIL
MITSUI ALIMENTOS LTDA.	BRAZIL
MITSUI BRASILEIRA IMPORTACAO E EXPORTACAO S.A.	BRAZIL
MITSUI GAS E ENERGIA DO BRASIL LTDA	BRAZIL
MITSUI MOTION MAQUINAS S.A.	BRAZIL
MITSUI RAIL CAPITAL PARTICIPACOES LTDA.	BRAZIL
MRC SERVICOS FERROVIARIOS AMERICA LATINA	BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.	BRAZIL
CRAYFIELD ENTERPRISE LIMITED	BRITISH VIRGIN ISLANDS
ROUND GROUP LIMITED	BRITISH VIRGIN ISLANDS
WING GLORY LIMITED	BRITISH VIRGIN ISLANDS
FRASER WHARVES LTD.	CANADA
MIT POWER CANADA INVESTMENT INC.	CANADA
MIT POWER CANADA LP INC.	CANADA
MITSUI & CO. (CANADA) LTD.	CANADA
TRANSFREIGHT INC.	CANADA
TRANSFREIGHT INTEGRATED LOGISTICS INC.	CANADA
MITSUI BUSSAN GOLD INVESTMENT (CAYMAN) LIMITED	CAYMAN ISLANDS
STELLAR PACIFIC MARITIME CORP.	CAYMAN ISLANDS
CERTIS CHILE LIMITADA	CHILE
MITSUI BUSSAN INVERSIONES LIMITADA	CHILE
MITSUI CHILE LTDA.	CHILE
TOYOTA CHILE S.A.	CHILE
MITSUI DE COLOMBIA S.A.	COLOMBIA
MITSUI & CO. FRANCE S.A.S.	FRANCE

Registered Name	Jurisdiction of Incorporation
DISPOLOK GMBH	GERMANY
MITSUI & CO. DEUTSCHLAND GMBH	GERMANY
MITSUI MACHINE TOOL EUROPE GMBH	GERMANY
TRI-NET LOGISTICS (EUROPE) GMBH	GERMANY
ALTA MODA INTERNATIONAL LIMITED	HONG KONG
BUONGIORNO (HONGKONG) LIMITED	HONG KONG
GLOBAL RIGHT HOLDINGS LIMITED	HONG KONG
MITSUI & CO. (HONG KONG) LTD.	HONG KONG
MITSUI BUSSAN PRECIOUS METALS (HONG KONG) LIMITED	HONG KONG
MITSUI E-FILM (HONG KONG) MFG. CO., LIMITED	HONG KONG
MITSUI ELECTRONICS SCM (CHINA) CO., LTD	HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.	HONG KONG
MITSUI PLASTICS TRADING (HONG KONG) CO., LTD.	HONG KONG
BUSSAN AUTOMOTIVE INDIA PVT. LTD.	INDIA
MITSUI & CO. INDIA PVT. LTD.	INDIA
SESA GOA LIMITED	INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV LTD	INDIA
P.T. BUSSAN AUTO FINANCE	INDONESIA
P.T. KALTIM PASIFIK AMONIAK	INDONESIA
P.T. MITSUI INDONESIA	INDONESIA
P.T. PRO-INTERCONTINENTAL TERMINALS INDON	INDONESIA
MITSUI & CO., IRAN LTD.	IRAN
MITSUI & CO. ITALIA S.P.A.	ITALY
ASASHI TRADING CO., LTD	JAPAN
ASIA INVESTMENT FUND	JAPAN
BETA-CHEM, INC	JAPAN
BLUE SKY INVESTMENT CO., LTD.	JAPAN
BUSSAN ASSET MANAGEMENT CO., LTD.	JAPAN
BUSSAN BIOTECH	JAPAN
BUSSAN CHEM CO. LTD	JAPAN
BUSSAN COMMUNITY CO., LTD.	JAPAN
BUSSAN FRESH CO,. LTD	JAPAN
BUSSAN LOGISTICS SOLUTIONS CO., LTD	JAPAN
BUSSAN NANOTECH RESERCH INSTITUTE INC.	JAPAN
BUSSAN NETWORKS, LTD.	JAPAN
BUSSAN PACKAGE SERVICE CO., LTD	JAPAN
BUSSAN PENET CO., LTD.	JAPAN
BUSSAN REAL ESTATE DEVELOPMENT CO., LTD.	JAPAN
BUSSAN RICE & PRODUCTS, INC.	JAPAN
BUSSAN SERVICE CO., LTD	JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.	JAPAN
CABLENET SAITAMA INC.	JAPAN
CHITA FUTO KAISHA L.T.D.	JAPAN
CLEAN ENERGY SERVICE CO., LTD	JAPAN
COFCO LTD	JAPAN
CORPORATE DEVELOPMENT FUND	JAPAN
COSMO TEXTILE CO., LTD.	JAPAN
DAIICHI BROILER	JAPAN
DAIICHI TANKER CO., LTD.	JAPAN
DAITO CHEMICAL CO., LTD.	JAPAN
FUJI STEEL PRODUCTS CO., LTD	JAPAN

Registered Name	Jurisdiction of Incorporation
FUJISAKU	JAPAN
GORDEX CORPORATION.	JAPAN
GTF GREEN POWER CO., LTD.	JAPAN
HANAE MORI ASSOCIATES CO., LTD.	JAPAN
HINO CABLE TV INC.	JAPAN
HOKUSHUREN CO., LTD.	JAPAN
HYPOR JAPAN COMPANY LIMITED	JAPAN
INDONESIA FUEL OIL CAPITAL CO., LTD.	JAPAN
INOUEKI CO. LTD	JAPAN
JAPAN ALTERNATIVE INVESTMENT CO., LTD.	JAPAN
JAPAN-ARABIA METHANOL CO., LTD.	JAPAN
K.K ICHIREI	JAPAN
K.K SUNNET	JAPAN
KEIYO TOSHI SERVICE CO., LTD.	JAPAN
KIDS STATION INC.	JAPAN
KINOSHITA & CO., LTD.	JAPAN
KOKUSAI OIL AND CHEMICAL CO., LTD.	JAPAN
KONANFUTO CO., LTD.	JAPAN
KYOGI WAREHOUSE CO., LT	JAPAN
KYUUSYUU KOUGYOU	JAPAN
LEISURE ELECTRONICS TECHNOLOGY CO., LTD.	JAPAN
LICENSE ONLINE, LTD.	JAPAN
LINKSHARE JAPAN, K.K.	JAPAN
LX, INC.	JAPAN
MBK CREDIT SOLUTIONS., LIMITED	JAPAN
MBK NAGOYA KOZAI CENTER	JAPAN
MBK PROJECT HOLDINGS LTD.	JAPAN
MBK RAIL FINANCE CORPORATION	JAPAN
MBK STEEL PRODUCTS WEST	JAPAN
MITSUI & CO. ASUKA INVESTMENTS LTD.	JAPAN
MITSUI & CO. FINACIAL SERVICES LTD.	JAPAN
MITSUI & CO. INVESTMENT MANAGEMENT CORPORATION	JAPAN
MITSUI & CO. PETROLEUM LTD.	JAPAN
MITSUI & CO. VIXIA INC.	JAPAN
MITSUI & CO., LOGISTICS PARTNERS LTD.	JAPAN
MITSUI & CO., PRINCIPAL INVESTMENTS LTD.	JAPAN
MITSUI & CO. PROJECT CORP.	JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.	JAPAN
MITSUI BUSSAN AGRO BUSINESS CO., LIMITED	JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.	JAPAN
MITSUI BUSSAN CONSTRUCTION MATERIALS CO., LTD.	JAPAN
MITSUI BUSSAN ENERGY BUTSURYU	JAPAN
MITSUI BUSSAN FUTURES LTD	JAPAN
MITSUI BUSSAN GENERAL SERVICE, CO., LTD.	JAPAN
MITSUI BUSSAN HOUSE-TECHNO. INC.	JAPAN
MITSUI BUSSAN HUMAN RESOURCES CORPORATION	JAPAN
MITSUI BUSSAN INTER-FASHION LTD.	JAPAN
MITSUI BUSSAN LOGISTICS HOLDINGS LTD.	JAPAN
MITSUI BUSSAN LOGISTICS MANAGEMENT CO., LTD.	JAPAN
MITSUI BUSSAN MARKETING CO., LTD.	JAPAN
MITSUI BUSSAN METALS SALES CO., LTD.	JAPAN

Registered Name	Jurisdiction of Incorporation
MITSUI BUSSAN PLASTICS CO., LTD	JAPAN
MITSUI BUSSAN PLASTICS KANSAI CO., LTD.	JAPAN
MITSUI BUSSAN RAW MATERIALS DEVELOPMENT	JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD	JAPAN
MITSUI BUSSAN TEXTILE	JAPAN
MITSUI BUSSAN TRADE SERVICES LTD.	JAPAN
MITSUI ELECTRONICS INC.	JAPAN
MITSUI FOODS CO., LTD.	JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.	JAPAN
MITSUI LIQUEFIED GAS CO., LTD.	JAPAN
MITSUI NORIN CO., LTD	JAPAN
MITSUI OIL CO., LTD.	JAPAN
MITSUI OIL EXPLORATION CO., LTD.	JAPAN
MITSUI VENTURES GLOBAL FUND	JAPAN
MITSUI&CO. STAINLESS AND SPECIAL STEEL	JAPAN
MITSUIBUSSAN INSURANCE AND CONSULTING CO.	JAPAN
MITSUI-BUSSAN PLATE PROCESSING K.K	JAPAN
MITSUIBUSSAN SECURE DIRECTIONS, INC.	JAPAN
MITSUIBUSSAN WIRE SUPPLY CO., LTD	JAPAN
MITUSI BUSSAN SOLVENT & COATING.CO., LTD	JAPAN
MKI NETWORK SOLUTIONS, LTD.	JAPAN
MMK CO. LTD.,	JAPAN
MVC CORPORATION	JAPAN
MVC GLOBAL JAPAN FUND 1	JAPAN
MVC GLOBAL JAPAN FUND II	JAPAN
MVC GLOBAL JAPAN FUND III	JAPAN
NETMILE INC.	JAPAN
NEW MATERIAL SERVICE INC.	JAPAN
NEXTCOM K.K.	JAPAN
NIKKEN FINE CHEMICALS CO., LTD.	JAPAN
NIPPON TRADING CO., LTD.	JAPAN
NITTO LOGISTICS CO., LTD.	JAPAN
NOMIZUTEKKO CO., LTD.	JAPAN
OBARAKOGYO	JAPAN
ORIENT MARINE CO., LTD.	JAPAN
OVERSES PETROLEUM CORPORATION	JAPAN
PAITON POWER INVESTMENT CO., LTD.	JAPAN
PAUL STUART JAPAN	JAPAN
QATAR LNG SERVICE AGENCY CO., LTD.	JAPAN
RETAIL SYSTEM SERVICE	JAPAN
SATOH STEEL PIPE CO., LTD	JAPAN
SEIKEI STEEL TUBE CORP.	JAPAN
SHINSANKO CO., LTD.	JAPAN
SINTSUDA CORPORATION	JAPAN
STORAGE PLUS CORP.	JAPAN
SUPERNET SOLUTIONS CORPORATION	JAPAN
TELEPARK CORP.	JAPAN
TOHO BUSSAN KAISHA, LTD.	JAPAN
TOKYO INTERNATIONAL AIR CARGO TERMINAL LTD.	JAPAN
TOMBO CAPITAL CORPORATION	JAPAN
TOSHIN SOKO KAISHA, LTD.	JAPAN

Registered Name	Jurisdiction of Incorporation
TOYO OFFICEMATION INC.	JAPAN
TOYO SHIP MACHINERY CO., LTD.	JAPAN
TOYO WIRE LTD.	JAPAN
TOYOMARINE	JAPAN
TRI-NET (JAPAN) INC.	JAPAN
VENDOR SERVICE CO., LTD.	JAPAN
WANDOO OIL DEVELOPMENT CO., LTD.	JAPAN
WORLD HI-VISION CHANNEL INC.	JAPAN
Y.K. LOGISTICS CORPORATION, LTD	JAPAN
YADANA INVESTMENT JAPAN, LTD.	JAPAN
AL-ABAR AL-THALATH TRADING CO.W.L.L.	KUWAIT
CLIO MARINE INC.	LIBERIA
CM PACIFIC MARITIME CORPORATION	LIBERIA
LEPTA SHIPPING CO., LTD.	LIBERIA
HEXA MALAYSIA SDN.BHD	MALAYSIA
INTERCONTINENTAL TERMINALS (M) SDN.	MALAYSIA
MITSUI & CO., TRANSPORTATION SYSTEMS ASIA	MALAYSIA
MITSUI POWER PD (M) SDN. BHD.	MALAYSIA
TEJANA TRADING & MANAGEMENT SERVICES	MALAYSIA
HINO MOTORS SALES MEXICO, S.A. DE C.V.	MEXICO
HOTELERIA Y SERVICIOS PETROLEROS, S.A.	MEXICO
INGENIERIA Y CONSTRUCCION DE VALLADOLID	MEXICO
MITSUI DE MEXICO, S. DE R.L. DE C.V.	MEXICO
CACTUS ENERGY INVESTMENT B.V.	NETHERLANDS
DRILLSHIP INVESTMENT B.V.	NETHERLANDS
EURO CHILENA COPPER B.V.	NETHERLANDS
EURO-MIT STAAL B.V.	NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.	NETHERLANDS
MCM FOODS B.V.	NETHERLANDS
MITSUI & CO. (E&P) B.V.	NETHERLANDS
MITSUI & CO. FINANCIAL SERVICES (EUROPE) B.V.	NETHERLANDS
MITSUI ATLANTIC ENERGY B.V.	NETHERLANDS
MITSUI AUTOMOTIVE CIS INVESTMENT B.V.	NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.	NETHERLANDS
MITSUI AUTOMOTIVE INVESTMENT B.V.	NETHERLANDS
MITSUI E&P MIDDLE EAST B.V.	NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.	NETHERLANDS
MITSUI LNG NEDERLAND B.V.	NETHERLANDS
MITSUI RAIL CAPITAL EUROPE B.V.	NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.	NETHERLANDS
PAITON POWER FINANCING B.V.	NETHERLANDS
PLALLOY MTD BV	NETHERLANDS
MITSUI & CO., (NZ) LTD., AUCKLAND	NEW ZEALAND
MITSUI E&P NEW ZEALAND LIMITED	NEW ZEALAND
MITSUI & CO. NORWAY AS.	NORWAY
M.I. HOLDING S.A.	PANAMA
SANHA FPSO INC.	PANAMA
TRI-ROCK NAVIGATION, S.A.	PANAMA
BUSSAN BEIJING LOGISTICS ENTERPRISE LTD.	PEOPLES’ REP. OF CHINA
INTERNATIONAL LEASING CO.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (CHINA) LTD.	PEOPLES’ REP. OF CHINA

Registered Name	Jurisdiction of Incorporation
MITSUI & CO. (DALIAN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (QINGDAO) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (SHENZHEN) TRADING LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (TIANJIN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (CHINA) TRADING LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO., (GUANGZHOU) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (SHANGHAI) LTD.	PEOPLES’ REP. OF CHINA
MITSUI E-FILM (SUZHOU) MFG.CO., LTD.	PEOPLES’ REP. OF CHINA
MITSUI PLASTICS TRADING (SHANGHAI) CO., LTD	PEOPLES’ REP. OF CHINA
MITSUI&CO. (GUANGDONG) LTD.	PEOPLES’ REP. OF CHINA
MITSUI AUTOMOTRIZ S.A.	PERU
MITSUI DEL PERU S.A.	PERU
MITSUI MAQUINARIAS PERU S.A.	PERU
MITSUI TRANSNET (PHILIPPINES) CORPORATION	PHILIPPINES
MITSUI PLASTIC POLSKA SPZOO	POLAND
MITSUI & CO. PORTUGAL LDA.	PORTUGAL
MCC LOGISTICS KOREA L.T.D	REPUBLIC OF KOREA
MITSUI & CO. KOREA LTD.	REPUBLIC OF KOREA
KOMEK MACHINERY LLC	RUSSIAN
MITSUI & CO. MOSCOW LIMITED LIABILITY COMP	RUSSIAN
BUSSAN AUTOMOTIVE SINGAPORE PTE. LTD.	SINGAPORE
GARLAND SHIPPING PTE. LTD.	SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE., LTD.	SINGAPORE
MITSUI & CO. (ASIA PACIFIC) PTE LTD.	SINGAPORE
MITSUI & CO. FINANCIAL SERVICES (ASIA) LTD.	SINGAPORE
MITSUI ELECTRONICS ASIA	SINGAPORE
REGENCY STEEL ASIA PTE LTD	SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE LTD.	SINGAPORE
MITSUI & CO. VIETNAM LTD.	SOCIALIST REP.VIET NAM
MITSUI & CO. AFRICAN RAILWAY SOLUTIONS (PTY) LTD.	SOUTH AFRICA
MITSUI & CO. SOUTHERN AFRICA (PTY) LTD.	SOUTH AFRICA
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA	SOUTH AFRICA
MITSUI & CO. (TAIWAN) LTD.	TAIWAN
BAF (THAILAND) CO., LTD.	THAILAND
BANGKOK COIL CENTER CO., LTD.	THAILAND
LEXUS SUKHUMVIT CO., LTD.	THAILAND
MITCOM LTD.	THAILAND
MITSIAM BUSINESS DEVELOPMENT CO., LTD.	THAILAND
MITSIAM INTERNATIONAL LTD	THAILAND
MITSIAM MOTORS CO., LTD.	THAILAND
MITSIAM PLASTICS CO., LTD.	THAILAND
MITSIAM TRI-NET LOGISTICS CO LTD	THAILAND
MITSUI & CO., (THAILAND) LTD.	THAILAND
MITSUI WATER HOLDINGS (THAILAND) LTD.	THAILAND
SATHORN CAPITAL CO., LTD.	THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED	THAILAND
MITSUI & CO., (TURKEY) LTD.	TURKEY
ALUMINUM METALS&PRODUCTS CORP.	U. S. A.
BIOPRODUCTS INC.	U. S. A.
BUSSAN NEWPORT INC.	U. S. A.
CHANNEL TERMINAL COMPANY LLC	U. S. A.

Registered Name	Jurisdiction of Incorporation
CORNERSTONE RESEARCH & DEVELOPMENT INC.	U. S. A.
ELLISON TECHNOLOGIES INC.	U. S. A.
GINREI, INC.	U. S. A.
HEXA AMERICAS, INC.	U. S. A.
HYDRO CAPITAL CORPORATION	U. S. A.
ITM INVESTMENTS, INC.	U. S. A.
MB EMISSION TRADING, INC	U. S. A.
MBK ALUMINIUM PRODUCTS INC.	U. S. A.
MBK AUTOMOTIVE AMERICAS, INC.	U. S. A.
MBK LAGUNA INC.	U. S. A.
MBK NEWPORT INC.	U. S. A.
MCD CAPITAL CORPORATION	U. S. A.
MCVP HOLDING, INC.	U. S. A.
MEPUS HOLDINGS CORPORATION	U. S. A.
MIT WIND POWER INC.	U. S. A.
MIT-DDM LTD.	U. S. A.
MITENERGY UPSTREAM LLC	U. S. A.
MITSUI & CO. CAPITAL, INC.	U. S. A.
MITSUI & CO. CONSTRUCTION MACHINERY INVESTMENT, INC.	U. S. A.
MITSUI & CO. ENERGY DEVELOPMENT, INC.	U. S. A.
MITSUI & CO. FINANCIAL SERVICES (U.S.A.) INC.	U. S. A.
MITSUI & CO. PRECIOUS METALS, INC.	U. S. A.
MITSUI & CO. VENTURE PARTNERS II L.P.	U. S. A.
MITSUI & CO. VENTURE PARTNERS, INC.	U. S. A.
MITSUI & CO. (U.S.A.), INC.	U. S. A.
MITSUI AGRISCIENCE INTERNATIONAL, INC.	U. S. A.
MITSUI AUTOMOTIVE NORTH AMERICA INC.	U. S. A.
MITSUI BUSSAN LOGISTICS INC.	U. S. A.
MITSUI COMTEK CORP.	U. S. A.
MITSUI E&P (USA) LLC	U. S. A.
MITSUI FOODS, INC.	U. S. A.
MITSUI INCUBASE CORPORATION	U. S. A.
MITSUI LIFESTYLE (U.S.A.), INC.	U. S. A.
MITSUI MACHINERY DISTRIBUTION INC.	U. S. A.
MITSUI PLASTICS INC.	U. S. A.
MITSUI RAIL CAPITAL HOLDINGS, INC.	U. S. A.
MITSUI STEEL HOLDINGS, INC.	U. S. A.
MITSUI STEEL, INC.	U. S. A.
MITSUI&CO. ALTERNATIVEINVESTMENTCORPORATION	U. S. A.
MIYABI ENGINE LEASING	U. S. A.
MSB COPPER CORP.	U. S. A.
NOVUS INTERNATIONAL INC.	U. S. A.
NST, INC.	U. S. A.
POLYPHENON E INTERNATIONAL, INC.	U. S. A.
PORTAC INC.	U. S. A.
PRIME AVIATION CAPITAL	U. S. A.
RAW MATERIALS DEVELOPMENT CO.	U. S. A.
ROAD MACHINERY, LLC	U. S. A.
SUNWIZE TECHNOLOGIES, INC.	U. S. A.
TOMBO AVIATION INC.	U. S. A.
TRI-NET LOGISTICS MANAGEMENT, INC.	U. S. A.

Registered Name	Jurisdiction of Incorporation
TRINET RISK MANAGEMENT INVESTMENT II CO., LTD.	U. S. A.
TRIWELL INVESTMENT CORP.	U. S. A.
UNITED GRAIN CORP.	U. S. A.
WESTPORT PETROLEUM, INC.	U. S. A.
WILSEY FOODS INC.	U. S. A.
MITSUI & CO., (MIDDLE EAST) LTD.	UNITED ARAB EMIRATES
COHEN & WILKS INTERNATIONAL LTD.	UNITED KINGDOM
EARLYGUARD LIMITED	UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED	UNITED KINGDOM
FINSIDER INTERNATIONAL COMPANY LIMITED	UNITED KINGDOM
MBK RAIL LINK FINANCE LTD.	UNITED KINGDOM
MBK REAL ESTATE EUROPE LIMITED	UNITED KINGDOM
MIT LAFFAN REFINERY LIMITED	UNITED KINGDOM
MITSUI & CO. EUROPE PLC	UNITED KINGDOM
MITSUI & CO. UK PLC	UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.	UNITED KINGDOM
MITSUI POWER VENTURES LIMITED	UNITED KINGDOM
MITSUI RENEWABLE ENERGY EUROPE LIMITED	UNITED KINGDOM
MITSUI&CO., ENERGY RISK MANAGEMENT LTD.	UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.	VENEZUELA